Exhibit 99(b)

                                  First Union
                                      and
                          Wheat First Butcher Singer

                            Analyst Conference Call

                                August 20, 1997

First Union & Wheat First:
Continuing to Build Engines for Growth
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Accelerates Capital Markets equity capabilities

   o Customer demand stronger than expected

   o Increases competitive product offerings for Capital Markets clients

   o Develops stronger relationships with CEOs and key decision makers

   o Immediately enhances cross-sell opportunities

   o Provides more proprietary equity product for brokerage channel

Strengthens Capital Management Group

   o Creates 8th largest retail brokerage network in the nation

   o Increases mutual fund assets under management by 37%

Benefits First Union shareholders

   o Immediately accretive to earnings

   o Bolsters fee income

   o Further enhances revenue growth opportunities

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(First Union logo appears here)  Wheat First     exhibit 1       Growth Platform

Terms of Transaction
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Purchase Price*       $471 million, consisting of 10,267,029 First Union shares

Retention Pool        $75 million in restricted stock, paid over 3 years

Accounting Method     Tax-free pooling of interests

Expected Closing      4Q97

Approvals Required    Customary regulatory approvals


* Based on FTU closing price of $45.875 on August 15, 1997.

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(First Union logo appears here)  Wheat First     exhibit 2     Transaction Terms

Financial Benefits for Shareholders
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   o Immediately accretive to earnings

   o Further diversifies revenue

   o Enhances revenue and net income growth

   o Minimal EPS risk

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(First Union logo appears here)  Wheat First    exhibit 3     Financial Benefits

Transaction Overview
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
Multiple of              Deal Value:         Market Capitalization of      Recent Deal Values of
Last 12 Months:          Wheat First            11 Broker Peers*            5 Investment Banks**
------------------------------------------------------------------------------------------------
(excluding retention payments)
Revenue                   0.90x                   1.07x                         1.23x
Net Income                13.4x                   15.9x                         12.2x
Book Value                3.00x                   2.14x                         4.44x

(including retention payments***)
Revenue                   1.01x                   1.07x                         1.34x
Net Income                15.0x                   15.9x                         13.2x
Book Value                3.35x                   2.14x                         4.73x


* A.G. Edwards, Advest, First Albany, Interra, Interstate/Johnson Lane, Legg Mason, McDonald & Co., Morgan Keegen, Piper Jaffrey, Raymond James, Scott & Stringfellow. Average excluding highest and lowest observation. Source:
     Bloomberg
** Alex Brown, Dillon Read, Robertson Stephens, Montgomery Securities, Oppenheimer & Co. Average. Source: Company presentations, analyst reports, news reports.
*** Value paid at closing plus present value of payments for retention (net of tax benefits). Deferred compensation (if applicable) also present-valued for comparable transactions.

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(First Union logo appears here)  Wheat First     exhibit 4       Growth Platform

1    Powerful Synergies Resulting from
     Combination of First Union & Wheat First

     Complementary

     First Union

     o  Many strong customer relationships with near-term equity needs

     o Significant client base in health care, communications, financial institutions, real estate

     o  Bank brokerage channel

     o  Full array of retail financial products

     o  Continuing momentum in asset management business

     Wheat First

     o  Full-line equity capabilities

     o Equity research focus on selected industries including health care, communications, financial institutions, real estate

     o  Non-bank brokerage channel

     o  Need for full range of financial products

     o  Adds $11.5 billion in assets under management


     Compatibility

               Focus on specialized industries and middle-market
                          Similar geographic footprint
                         Consistent corporate cultures

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(First Union logo appears here)  Wheat First     exhibit 5    Powerful Synergies

Strategic Fit: Capital Markets


                                                  First Union    Wheat First
Equity Underwriting                                                   x
Equity Research                                                       x
Equity Sales & Trading                                                x
M&A Advisory                                           x              x
High Yield                                             x              x
Loan Syndications                                      x
Asset-Backed Securities                                x
Derivatives                                            x
Private Equity                                         x
Mezzanine Capital                                      x
Real Estate Finance                                    x              x
Municipal Finance                                      x              x
Specialized Industry Focus                             x              x
Private Placements                                     x              x

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(First Union logo appears here)  Wheat First     exhibit 6       Strategic Fit

Wheat First Equity Platform


     Research

     o  30 analysts

     o  Covers 300 companies

     o  Focused on specialized industries



     Investment Banking

     o  33 bankers

     o  Integrated Corporate Finance, M&A, equity

     o  123 equity transactions

     o  14 convertible debt and preferred stock deals

     o  70 M&A transactions

     Sales and Trading

     o  63 Sales/Traders

     o  Covers 1,250 institutional clients

     o  Maintains a market in 300 NASDAQ stocks


Note: Transactions are those completed since 1992.


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(First Union logo appears here)  Wheat First     exhibit 7       Equity Platform

Growing Profitability


(Graph appears here with the following text.)

Strategic Importance                                   Profitability

CEO

CFO

Treasurer

Cash Management
Risk Management

Private Debt
Bank Loans

High Yield
Syndicated Loans

Equity

o Private Equity
o Mezzanine Capital
o IPO's
o Secondary Offerings

M&A


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(First Union logo appears here)  Wheat First     exhibit 8    Strategic Growth

Strategic Fit: Capital Management Group

                                   FTU       Wheat First         Combined

Mutual Fund Assets                 $31           $9*               $40
     (in billions)

Licensed Reps                    3,135        1,053              4,188
(Series 6 & 7)

Brokerage Offices**              1,900          117              2,017

States Served                       12           19                 19

*   Total assets under management equal $11.5 billion.
** Includes all First Union branches which are licensed with the SEC to sell brokerage services.



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(First Union logo appears here)  Wheat First     exhibit 9         Strategic Fit

Wheat First Historical Financial Performance


Revenue and Net Income
(Dollars in Millions)


(Graph appears here with the following plot points.)



                              1990      1991      1992      1993      1994      1995      1996      1997
14% CAGR in Revenue Over
     7 Year Period            198        194       259       311       349       319       414       494      521*
26% CAGR in Net Income
     Over 7 Year Period       6.0        3.7      13.7      20.0      21.1      20.8      28.4      32.0      35.0*


*  Trailing 12 months ended July 31, 1997.
Fiscal Year Ends March 31.


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(First Union logo appears here)  Wheat First  exhibit 10  Historical Performance

Wheat First Business Unit Performance

Composition of Revenue*

(Pie chart appears here with the following plot points.)

Capital Markets
     Equity             12%
     Fixed Income        8%
     Clearing            6%

Asset Management
     Asset Management    5%

Retail Brokerage
     Retail             69%

*Based on internal management reporting data for FYE March 31, 1997.


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(First Union logo appears here)  Wheat First   exhibit 11   Wheat First Overview

Wheat First Overview:
Capital Markets Group

     o  Includes Equity and Fixed Income Groups

     o  Focused on middle-market and selected industries

     o Integrated corporate finance, M&A, debt, equity research, sales and trading capabilities

     o  National coverage through 9 institutional sales offices

     o  Lead- or Co-managed 123 equity deals since 1992, ranked 16th in 1997
        IPOs


(Pie chart appears here with the following plot points.)

Net Income*              $7.4 million
Total Revenue*           $99 million

*Based on internal management reports
 for the 12 months ended July 31, 1997.


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(First Union logo appears here)  Wheat First   exhibit 12   Wheat First Overview

Wheat First Overview:
Retail Brokerage Group

     o Provides comprehensive brokerage services including stocks, bonds, mutual funds and a variety of other investments

     o  Over 1,000 financial consultants in 117 full service brokerage offices

     o  540,000 customer accounts representing over $35 billion in client assets

     o WFS Clearing Services provides execution, clearing and settlement services to 54 brokerage firms


(Pie chart appears here with the following plot points.)

Net Income*              $21.5 million
Total Revenue*           $393 million


*Based on internal management reports
 for the 12 months ended July 31, 1997.


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(First Union logo appears here)  Wheat First   exhibit 13   Wheat First Overview

Wheat First Overview:
Asset Management - Mentor Investment Group

     o  Offers 25 Mentor mutual funds

     o Employs numerous investment styles for managing retail and institutional funds

     o Experienced rapid growth in managed assets from $600 million in 1992 to over $11.5 billion currently

     o  750,000 shareholders




(Pie chart appears here with the following plot points.)

Net Income*              $6.1 million
Total Revenue*           $29 million


*Based on internal management reports
 for the 12 months ended July 31, 1997.


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(First Union logo appears here)  Wheat First   exhibit 14   Wheat First Overview

Summary: First Union/Wheat First

First Union

     o  Leverages our primary engines for growth

     o  Immediately accretive to earnings

     o  Accelerates fee revenue growth

     o  Similar client base and corporate cultures

Capital Markets

     o  One-stop shopping capabilities

     o  Leverages existing relationships

     o  Enhances competitive position

     o  Creates better cross-sell opportunities

Capital Management Group

     o  Creates 8th largest brokerage in nation

     o  Provides new channel for financial products

     o  Increases assets under management


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(First Union logo appears here)        Wheat First    exhibit 15         Summary